RISK MANAGEMENT	6 Months Ended
Jun. 30, 2023
Risk Management [Abstract]
RISK MANAGEMENT	RISK MANAGEMENT
FINANCIAL RISK MANAGEMENT
The Group’s activities potentially expose it to a variety of financial risks: market risk (foreign exchange risk and cash flow and fair value interest rate risk), credit risk, and liquidity risk. The management of the Group’s financial risk is based on a financial policy approved by the Company’s board of directors. The Group did not make use of derivative financial instruments to hedge risk exposures during the periods presented.
Foreign Exchange Risk
Foreign exchange risk arises from future commercial transactions and recognized assets and liabilities which are denominated in a currency that is not the entity’s functional currency. In 2023 and 2022, the Group’s financial assets and financial liabilities are denominated in EUR, USD and British Pound Sterling (“GBP”), while the majority of operations of the Group are carried out in EUR and USD. Management performs ongoing assessments of foreign currency fluctuations on financial results; however, the Group does not enter into any derivative financial instruments to manage its exposure to foreign currency risk.
As of June 30, 2023 and June 30, 2022 the Group’s exposure to foreign exchange risks was primarily through cash and working capital balances held by its entities which have the Euro as the functional currency. These balances included USD-denominated net assets of $7,558 and $9,478 and GBP-denominated net assets of $5,221 and $1,755 as of June 30, 2023 and June 30, 2022, respectively. Based on the sensitivity analyses performed, movements in USD and GBP exchange rates to EUR by 10% would result on average in gains or losses to the Group’s net income attributable to shareholders of $763 and $525, respectively, for the six months ended June 30, 2023 and $870 and $234, respectively, for the six months ended June 30, 2022.
Credit Risk
Credit risk arises from cash and cash equivalents and trade and other receivables. The exposure as of the reporting date is as follows:

	As of June 30, 2023	As of December 31, 2022
Trade and other receivables (excluding prepayments and deferred compensation cost)	12,089	11,029
Cash and cash equivalents	31,311	29,664
	43,400	40,693
For the three and six months ended June 30, 2023, revenues generated from the largest single customer amounted to 18% and 14%, respectively, of the Group’s total sales for the period. For the three and six months ended June 30, 2022, revenues generated from the largest single customer amounted to 9% and 12%, respectively, of the Group’s total sales for the period.
The Group has the following financial assets that are subject to the expected credit losses (“ECL”) model: trade receivables and other financial assets carried at amortized cost. The Group applies the IFRS 9 simplified approach to measuring expected credit losses which uses a lifetime expected loss allowance for all trade receivables. The expected loss rates are based on the historical credit losses experienced over a recent twelve-month period. The historical loss rates are adjusted to reflect current and forward-looking information on macroeconomic factors (such as GDP growth, inflation rate and unemployment forecasts) affecting the ability of the customers to settle the receivables.
The aging of trade receivables that are past due but not impaired is shown below:

	As of June 30, 2023	As of December 31, 2022
Between one and two months	840	471
Between two and three months	456	109
More than three months	339	205
	1,635	785
The Company recognized a specific provision of $374 on trade receivables as of June 30, 2023 (December 31, 2022: $345 and June 30, 2022: Nil).
The activity in the credit loss allowance was as follows:

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
Balance at the beginning of the period	1,537	666	877	142
Increase in credit losses allowance	118	71	767	597
Translation effect	(97)	(50)	(86)	(52)
Balance at the end of the period	1,558	687	1,558	687

The increase in trade and other receivables and in the credit loss allowance during the three and six months ended June 30, 2023 and June 30, 2022 was a result of the overall business growth.

The Group actively manages credit limits and exposures in a practicable manner such that past due trade receivables from the operator customers are within controlled parameters. Management assesses the credit quality of the operators, taking into account their financial position, past experience and other factors. The Group’s receivables are principally in respect of transactions with operators for whom there is no recent history of default. Management does not expect significant losses from non-performance by these operators above the ECL provision. Management considers that the Group was not exposed to significant credit risk as of the end of the current reporting period.
The Group monitors intra-group credit exposures at the individual entity level on a regular basis and ensures timely performance in the context of its overall liquidity management. Management concluded the Group’s exposure to credit losses on intra-group receivables was immaterial.
As cash and cash equivalents are held with multiple financial institutions with good standing, any credit risk is deemed to be immaterial. The IFRS 9 assessment conducted for these balances did not identify any material impairment loss as of June 30, 2023 and June 30, 2022.
Liquidity Risk
The Group is exposed to liquidity risk in relation to meeting future obligations associated with its financial liabilities, which are predominantly comprised of trade and other payables (Note 15). Prudent liquidity risk management includes maintaining sufficient cash and committed credit lines to ensure the availability of adequate funding to meet the Group’s obligations when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to its reputation.
Management monitors liquidity risk by continual observation of cash inflows and outflows. To improve the net cash inflows and maintain cash balances at a specified level, management ensures that no additional financing facilities are expected to be required over the coming year. In this respect, management does not consider liquidity risk to the Group as significant when taking into account the liquidity management process referred to above.

The following table summarizes the maturity profile of the Group’s financial liabilities based on contractual undiscounted payments.

	Less than 1 year	Between 1 and 2 years	More than 2 years	TOTAL
As of June 30, 2023
Deferred consideration	24,334	—	—	24,334
Lease liability	542	490	1,222	2,254
Trade and other payables	5,000	—	—	5,000
Total	29,876	490	1,222	31,588
As of December 31, 2022
Deferred consideration	2,800	5,000	—	7,800
Contingent consideration	19,860	12,471	—	32,331
Lease liability	554	510	1,445	2,509
Trade and other payables	3,328	290	—	3,618
Total	26,542	18,271	1,445	46,258